                                                                   EXHIBIT 10.14




                             REGISTRATION AGREEMENT

         This REGISTRATION AGREEMENT (this "Agreement"), dated as of December 18, 1997, is by and among SAFELITE GLASS CORP., a Delaware corporation (the "Company"), BELRON (USA) BV, a company organized under the laws of the Netherlands ("Belron"), those shareholders of the Company listed on Exhibit A attached hereto (the "Kellman Shareholders"), those shareholders of the Company listed on Exhibit B attached hereto, including THOMAS H. LEE EQUITY FUND III, L.P., a Delaware limited partnership ("TH Lee")(collectively, the "TH Lee Shareholders"), and those shareholders of the Company listed on Exhibit C attached hereto (collectively, the "Management Shareholders"). Belron, each of the Kellman Shareholders, each of the TH Lee Shareholders and each of the Management Shareholders are referred to herein individually as a "Shareholder" and collectively as the "Shareholders".

                                   WITNESSETH:

         WHEREAS, the Company and the Shareholders deem it desirable to enter into this Agreement to establish certain rights and restrictions with respect to the registration of the shares of capital stock held by the Shareholders.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. The following terms will have the meaning for purposes of this Agreement set forth below for such term.

         "AFFILIATE" of any Person means a Person controlling, under common control with or controlled by such Person.

         "BOARD" means the board of directors of the Company.

         "BUSINESS DAY" means any day on which business is ordinarily conducted in the State of New York, excluding Saturday, Sunday or any day on which the national banks located in the City of New York are required by law (other than a general banking moratorium or holiday for a period exceeding more than four (4) consecutive days) to be closed. If any notice or event is required to be delivered or occur, pursuant to the terms of this Agreement, on a day which is not a Business Day, such notice or event shall be delivered or occur on the next Business Day after the original required delivery or occurrence date.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the shares of Voting Common Stock and Non-Voting Common Stock.

         "IPO" means an initial public offering of the Company's capital stock pursuant to the Securities Act.

         "NON-VOTING COMMON STOCK" means the Class B Non-Voting Common Stock of the Company, par value $0.01 per share.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity, or any department, agency or political subdivision thereof.

         "PUBLIC SALE" means any sale of any Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

         "REGISTRABLE SECURITIES" means any shares of Common Stock held by the Shareholders; provided, however, that Registrable Securities shall not include any shares of Common Stock that have been registered pursuant to the Securities Act or that have been sold to the public pursuant to Rule 144 of the Commission promulgated under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "VOTING COMMON STOCK" means the Class A Voting Common Stock of the Company, par value $0.01 per share.

2. DEMAND REGISTRATIONS.

         (a) REQUESTS FOR REGISTRATION. Subject to the terms and conditions set forth below, at any time after the Company has completed an IPO, Shareholders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available, as follows:

                  (i) TH Lee shall have the right to request up to two (2) Demand Registrations.

                  (ii) From and after the earlier of (i) (x) four (4) years from the date hereof and (y) such time as TH Lee has exercised its right to request one (1) Demand Registration as provided herein, or (ii) such time as TH Lee has exercised its right to request two (2) Demand Registrations as provided herein, Belron shall have the right to request up to two (2) Demand Registrations.

                  (iii) After Belron has exercised its right to request two Demand Registrations, TH Lee shall have the right to request a third Demand Registration if, at

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
                           the time of such request, the TH Lee Shareholders, in the aggregate, hold more than ten percent (10%) of the outstanding Common Stock.

                  (iv) Notwithstanding anything in this Agreement to the contrary, no Shareholder shall be entitled to request a Demand Registration with respect to, and the Company shall not be obligated to take any action to effect the registration of, any shares of Voting Common Stock held by the Shareholders for the first three (3) years after the date of this Agreement.


         All registrations requested pursuant to this SECTION 2(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall, subject to Sections 2(c) and 2(d) hereof, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen
(15) days after the receipt of the Company's notice; provided that Belron shall not have the right to be included in any Demand Registrations requested by TH Lee; provided further that the Kellman Shareholders shall not have the right to be included in any Demand Registrations requested by any person until: (i) the third year anniversary of the date of this Agreement and (ii) such time as the Kellman Shareholders own at least one more share of Common Stock than the TH Lee Shareholders.

         (b) REGISTRATION EXPENSES; DEMAND REGISTRATIONS. The Company shall pay all Registration Expenses (as defined in SECTION 6(a) hereof) for Demand Registrations requested by the holders of Registrable Securities provided in
(a), above, whether or not any such Demand Registration becomes effective. A registration shall not count as one of the permitted Demand Registrations until it has become effective (unless such Demand Registration has not become effective due to the fault of, or at the request of, the holders requesting such registration).

         (c) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 65% of the Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the Registrable Securities of the Shareholder(s) requesting such Demand Registration (TH Lee or Belron, as the case may be), (ii) second, the Registrable Securities of the other Shareholders entitled to be included in such Demand Registration pro rata among such Shareholders on the basis of the number of shares of Registrable Securities owned by each such Shareholder and (iii) third, other securities requested to be included in such Demand Registration.

         (d) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within ninety (90) days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to SECTION 3 hereof and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company reasonably determines in good faith that such Demand Registration could reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any material transaction including any acquisition of assets, any merger, consolidation, tender offer, reorganization or similar transaction; provided that, in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

         (e) SELECTION OF UNDERWRITERS. The Shareholder requesting a Demand Registration (Belron or TH Lee, as the case may be) shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company, which shall not be unreasonably withheld.

3. PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall, subject to Sections 3(c) and 3(d) hereof, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company's notice; provided that the Kellman Shareholders shall not have the right to be included in any Piggyback Registrations until: (i) the third year anniversary of the date of this Agreement and (ii) such time as the Kellman Shareholders own at least one more share of Common Stock than the TH Lee Shareholders.

         (b) PIGGYBACK EXPENSES. The Company shall pay all Registration Expenses (as defined in SECTION 6(A) hereof) incurred by the holders of Registrable Securities for Piggyback Registrations, whether or not any such Piggyback Registration becomes effective.

         (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the

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
securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the TH Lee Shareholders, the Management Shareholders and/or the Kellman Shareholders, pro rata among such Shareholders on the basis of the number of shares of Registrable Securities owned by each such Shareholder, (iii) third, the Registrable Securities requested to be included in such registration by Belron and (iv) fourth, other securities requested to be included in such registration.

         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the TH Lee Shareholders, the Management Shareholders and/or the Kellman Shareholders, pro rata among such Shareholders on the basis of the number of shares of Registrable Securities owned by each such Shareholder, (iii) third, the Registrable Securities requested to be included in such registration by Belron and (iv) fourth, other securities requested to be included in such registration.

         (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

4. HOLDBACK AGREEMENTS.

         (a) Each holder of Registrable Securities shall not effect any Public Sale of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the one hundred and eighty (180)-day period beginning on the effective date of the registration statement filed by the Company under the Securities Act for its underwritten IPO (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         (b) Each holder of Registrable Securities shall not effect any Public Sale of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90)-day period beginning on the effective date of any underwritten offering pursuant to a registration statement filed by the Company under the Securities Act (except as part of such underwritten registration) subsequent to consummation of the Company's IPO, unless the underwriters managing the registered public offering otherwise agree.

         (c) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least five percent (5%) (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof by a holder of Registrable Securities requesting registration, and pursuant thereto the Company shall as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

         (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers, Inc. ("NASD") automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11 Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, use its reasonable best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

         (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, its counsel and the independent accountants who have certified the financial statements to supply information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, as shall be reasonably necessary in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act;

         (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) permit any holder of Registrable Securities which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

         (m) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

         (n) use its reasonable best efforts to furnish to each seller of Registrable Securities, addressed to such seller, a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein), and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 25% of the securities covered by such registration statement);

6. REGISTRATION EXPENSES.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

         (b) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

7. INDEMNIFICATION.

         (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9. NOTICES. Any notices, consents or other communication required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, (c) delivered by a recognized overnight courier service, or (d) sent by telecopy transmission to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing.


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
                  (a)      If to the Company:

                           Safelite Glass Corp.
                           1105 Schrock Road
                           Columbus, Ohio  43229
                           Attention:       President
                           Telecopy:        (614) 842-3323

                           with copies to:

                           Belron International NV
                           Kaya Krisolito
                           P.O. Box 342
                           Kralendijk
                           Bonaire
                           Netherlands Antilles
                           Telecopy:        59-9-75-449

                           and

                           Director: Group Legal Services
                           Attention: Louis Shakinovsky
                           Belron International
                           c/o The Kings Observatory
                           Old Deer Park Richmond
                           Surrey TW9 2AZ
                           ENGLAND
                           Telecopy:        44-181-948-7340

                           and

                           Katten Muchin & Zavis
                           525 West Monroe Street
                           Suite 1600
                           Chicago, Illinois  60661
                           Attention:       David R. Shevitz, Esq.
                           Telecopy:        (312) 902-1061
                           and

                           The Thomas H. Lee Company
                           75 State Street
                           Boston, Massachusetts, 02109
                           Attention:       Anthony J. DiNovi
                                            Scott M. Sperling
                           Telecopy:        (617) 227-3514

                           and

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, Massachusetts  02110
                           Attention:       Charles W. Robins, Esq.
                           Telecopy:        (617) 951-1295

                  (b)      If to Belron:

                           Belron International NV
                           Kaya Krisolito
                           P.O. Box 342
                           Kralendijk
                           Bonaire
                           Netherlands Antilles
                           Telecopy:        59-9-75-449

                           with a copies to:

                           Director: Group Legal Services
                           Attention: Louis Shakinovsky
                           Belron International
                           c/o The Kings Observatory
                           Old Deer Park Richmond
                           Surrey TW9 2AZ
                           ENGLAND
                           Telecopy:        44-181-948-7340
                           and

                           Katten Muchin & Zavis
                           525 West Monroe Street
                           Suite 1600
                           Chicago, Illinois  60661
                           Attention:       David R. Shevitz, Esq.
                           Telecopy:        (312) 902-1061

                  (c)      If to the TH Lee Shareholders or the Management
                           Shareholders:

                           The Thomas H. Lee Company
                           75 State Street
                           Boston, Massachusetts, 02109
                           Attention:       Anthony J. DiNovi
                                            Scott M. Sperling
                           Telecopy:        (617) 227-3514

                           with a copy to:

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, Massachusetts  02110
                           Attention:       Charles W. Robins, Esq.
                           Telecopy:        (617) 951-1295

Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after date of delivery to the overnight courier if sent by overnight courier or (z) if transmitted by telecopy, upon receipt of confirmation of delivery, provided that, within three (3) days after such transmission, service is also made by personal delivery.

10. SEVERABILITY. If any provision of this Agreement is, for any reason, invalid or unenforceable, the remaining provisions of this Agreement will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

11. AMENDMENT AND WAIVER. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto; provided, however, that the consent of a Shareholder shall not be required with respect to an amendment to or waiver of this Agreement if (i) such Shareholder owns less than five percent (5%) of the fully-diluted Common Stock then outstanding and (ii) such amendment or waiver could not reasonably be expected to adversely affect such Shareholder in any material respect. The waiver by any such party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.

12. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the others.

13. GOVERNING LAW. This Agreement will be governed and construed in accordance with the laws of the State of New York, without giving effect to its principles of conflicts of laws.

14. HEADINGS. The headings of this Agreement are included for purposes of convenience only and will not affect the construction or the interpretation of any of its provisions of this Agreement.

15. SUCCESSORS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

16. ASSIGNMENT. This Agreement shall not be directly or indirectly assignable or delegable by any party without the prior written consent of the other parties.

17. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction will be applied against any party hereto.

18. DOCUMENTS. Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

19. ARBITRATION. If any controversy or claim from the application and interpretation of the terms of this Agreement cannot be settled by the parties hereto within a reasonable period of time, then the controversy or claim shall be settled by arbitration, unless the controversy or claim is prohibited by the law from being arbitrated. Arbitration shall be the sole remedy for disputes hereunder, unless the controversy or claim is prohibited by the law from being arbitrated. The arbitration shall be conducted in accordance with the Rules of the American Arbitration Association (the "AAA Rules") and held in New York, New York. Any party hereunder seeking arbitration shall file a written notice of demand for arbitration with the other parties hereunder and with the American Arbitration Association. Three arbitrators shall be appointed in accordance with the AAA Rules ("Arbitrators"). The decision and award of the Arbitrators shall be binding among the parties and judgment on the award may be entered in any court having jurisdiction as provided in SECTION 21 hereof. The Arbitrators shall have no previous employment by, consulting with, or business relationship with any party or its Affiliates. Questions regarding discovery or evidentiary issues shall be referred to the Arbitrators and the Arbitrators' decisions shall be final and binding on such issues. The Arbitrators may consider any material relevant to the subject matter of the dispute even if such material may also relate to issues not subject to arbitration. An audio recording of any arbitration hearing shall be made. The Arbitrators may award any appropriate relief including without limitation, an award for damages, specific performance or other equitable relief. The award shall be in writing, accompanied by a written opinion detailing the reasons for the award, and signed by the Arbitrators. Each party to such arbitration shall each pay its own expenses and fees, except that administrative expenses (including the Arbitrators' fee) shall be divided equally between the parties to the arbitration.

20. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER RELATED DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OR FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. BELRON HEREBY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AT 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604 AND SUCH OTHER PERSONS AS MAY HEREINAFTER BE SELECTED BY BELRON, WHICH PERSONS SHALL IRREVOCABLY AGREE IN WRITING TO SO SERVE AS AGENT TO RECEIVE ON BELRON'S BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BELRON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BELRON AS PROVIDED HEREIN, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BELRON REFUSES TO ACCEPT SERVICE, THEN BELRON HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OTHER PARTY HERETO TO SERVE PROCESS ON BELRON IN ANY OTHER MANNER PERMITTED BY LAW.

21. WAIVER OF JURY TRIAL. THE PARTIES HEREBY, BY EXECUTION HEREOF, WAIVE ANY AND ALL RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY

DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THE PROPOSED TRANSACTIONS AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HEREBY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

22. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

23. REMEDIES. The parties acknowledge and agree that money damages may not be an adequate remedy for any breach or threatened breach by a party of its obligations under this Agreement, and for that reason, among others, the non-breaching party or parties will be irreparably damaged and may not have an adequate remedy at law. Therefore, notwithstanding the provisions of SECTION 19, the parties agree that the other party may pursue injunctive relief and/or specific performance in any court of competent jurisdiction to enforce any of the provisions of this Agreement. If any of the parties institutes any such action or proceeding solely for injunctive relief any/or specific performance, then the other parties hereby waive arbitration thereof under SECTION 19 for such action solely as it relates to injunctive relief and/or specific performance and shall not assert in any such action or proceeding the claim or defense that any matter of injunctive relief and/or specific performance is to be submitted to arbitration under SECTION 19. The foregoing remedy is in addition to any and all other remedies which a party may have.

24. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Agreement.

25. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

26. ROLE OF TRUSTEE. Each of Allan B. Muchin, Maurice Raizes and Marvin Zimmerman is executing this Agreement as a trustee of the Kellman Trusts listed on Exhibit A attached hereto and shall be conclusively deemed to be executing such documents only in such capacity. Each of Allan B. Muchin, Maurice Raizes and Marvin Zimmerman shall not be liable personally to any other party hereto in the event of any actual or alleged breach of any provision contained herein by any of the Kellman Trusts. Each party agrees to look solely to the estate of the Kellman Trusts and not to any trustee thereof in such trustee's individual capacity for any damages or other remedy for a breach by a Kellman Trust of any provision contained herein, except in the event of any willful breach of this Agreement established by clear and convincing evidence.


                              *      *     *     *

         IN WITNESS WHEREOF, parties hereto have caused this Registration Agreement to be signed as of the date first written above.


                                        SAFELITE GLASS CORP.:

                                        By:   /s/   D. A. Herron
                                             -----------------------------------
                                             Name:  Douglas A. Herron
                                             Title: Treasurer

                                        BELRON (USA) BV:

                                        By:   /s/   [signature illegible]
                                             -----------------------------------
                                        Name:
                                        Title:


                                        KELLMAN SHAREHOLDERS:

                                        FAMILY REVOCABLE TRUST

                                        By: /s/ Joseph Kellman
                                            ------------------------------------
                                                Joseph Kellman, not individually
                                                but solely as trustee

                                        J-K GIFT TRUST U/A/D 12/16/91

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF RICHARD U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF CELIA U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF RICHARD U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF CELIA U/A/D 11/8/95


                                        By: /s/ Allan B. Muchin
                                            ------------------------------------
                                                Allan B. Muchin, not
                                                individually but solely as
                                                trustee of each of the above
                                                seven trusts

                                        By: /s/ Maurice P. Raizes
                                            ------------------------------------
                                                Maurice Raizes, not individually
                                                but solely as trustee of each of
                                                the above seven trusts

                                        By: /s/ Marvin Zimmerman
                                            ------------------------------------
                                                Marvin Zimmerman, not
                                                individually but solely as
                                                trustee of each of the above
                                                seven trusts



                                        TH LEE SHAREHOLDERS:

                                        THOMAS H. LEE EQUITY FUND, III, L.P.

                                        By:  THL Equity Advisors III Limited
                                             Partnership, General Partner


                                        By:  THL Equity Trust, General Partner


                                        By:  /s/ Scott M. Sperling
                                             -----------------------------------
                                             Scott M. Sperling


                                        THOMAS H. LEE FOREIGN FUND III, L.P.


                                        By:  THL Equity Advisors III Limited
                                             Partnership, General Partner


                                        By:  THL Equity Trust, General Partner


                                        By:  /s/ Scott M. Sperling
                                             -----------------------------------
                                             Scott M. Sperling

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP

                                        By:  THL Investment Management Corp.,
                                             General Partner


                                        By:  /s/ Scott M. Sperling
                                             -----------------------------------
                                                 Scott M. Sperling


                                        MANAGEMENT SHAREHOLDERS:


                                             /s/ Garen K. Staglin
                                             -----------------------------------
                                                 Garen K. Staglin


                                             /s/ John F. Barlow
                                             -----------------------------------
                                                 John F. Barlow


                                             /s/ D. A. Herron
                                             -----------------------------------
                                                 Douglas A. Herron


                                             /s/ Elizabeth A. Wolszon
                                             -----------------------------------
                                                 Elizabeth A. Wolszon


                                             /s/ Douglas R. Maehl
                                             -----------------------------------
                                                 Douglas R. Maehl


                                             /s/ James K. West
                                             -----------------------------------
                                                 James K. West


                                             /s/ Poe A. Timmons
                                             -----------------------------------
                                                 Poe A. Timmons

                                    EXHIBIT A

                            THE KELLMAN SHAREHOLDERS



                   TRUST                                           TRUSTEE(S)
                   -----                                           ----------
Family Revocable Trust                                           Joseph Kellman

J-K Gift Trust                                                  Allan B. Muchin
U/A/D 12/16/91                                                   Maurice Raizes
                                                                Marvin Zimmerman

Joseph Kellman 1995                                             Allan B. Muchin
Descendants Trust for the Family of Jack                         Maurice Raizes
U/A/D 11/8/95                                                   Marvin Zimmerman

Joseph Kellman 1995                                             Allan B. Muchin
Descendants Trust for the Family of Richard                      Maurice Raizes
U/A/D 11/8/95                                                   Marvin Zimmerman

Joseph Kellman 1995                                             Allan B. Muchin
Descendants Trust for the Family of Celia                        Maurice Raizes
U/A/D 11/8/95                                                   Marvin Zimmerman

Joseph Kellman 1995 Gift                                        Allan B. Muchin
Trust for the Family of Jack                                     Maurice Raizes
U/A/D 11/8/95                                                   Marvin Zimmerman

Joseph Kellman 1995 Gift                                        Allan B. Muchin
Trust for the Family of Richard                                  Maurice Raizes
U/A/D 11/8/95                                                   Marvin Zimmerman

Joseph Kellman 1995 Gift                                        Allan B. Muchin
Trust for the Family of Celia                                    Maurice Raizes
U/A/D 11/8/95                                                   Marvin Zimmerman

                                    EXHIBIT B

                               TH LEE SHAREHOLDERS





Thomas H. Lee Equity Fund III, L.P.

Thomas H. Lee Foreign Fund III, L.P.

THL-CCI Investors Limited Partnership

Big Bend Investments, L.P.

                                    EXHIBIT C

                             MANAGEMENT SHAREHOLDERS


Garen K. Staglin

John F. Barlow

Douglas A. Herron

Elizabeth A. Wolszon

Douglas R. Maehl

Poe A. Timmons

James A. West

Thomas Feeney

James W. Crystal

Frederick R. Barnard

Garth R. Beck

Ronald H. Duncan

August N. Gassiot

Allen B. Oblow

Gary J. Strain

David P. Stagner

Robert A. Carlson

Craig D. Douglas

Michael V. Fenstermacher

Michael G. Ridgway

Brian D. O'Mara

Steven B. Micheli

Clark B. Wilson

Robert L. Avers

Carl W. Blackburn

James P. Catalino

William Dane

Donald P. Giles

Nicholas A. Greville

Stanley J. Hoffman

M. Keith Jones

Paul J. Krakenberg

Gary Mazeffa

Morton H. Meyerson

Peter T. Pearson

James R. Randolph

William J. Rapp

John Ritucci

Richard J. Scheer

Jack L. Warren

James E. Whittlesey

David W. Wood

Larry J. Binham, Trustee for the Shannon
Carole Barlow Irrevocable Trust

Larry J. Binham, Trustee for the Diane
Michelle Barlow Irrevocable Trust

Donald A. Poirier

Garen and Sharalyn Staglin 1997
Charitable Remainder Unitrust

Michael F. Hallenberger